                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

March 10, 1997                                       /s/ ROBERT B. GARBER
                                                     ------------------------
                                                     Robert B. Garber

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

March 10, 1997

                                                     /s/ JAMES A. CUNNINGHAM
                                                     ---------------------------
                                                     James A. Cunningham

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ GEORGE J. WALSH III
                                                     ---------------------------
                                                     George J. Walsh III

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ JOHN M. MOUNT
                                                     ---------------------------
                                                     John M. Mount

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ WILL J. HOEKMAN
                                                     ---------------------------
                                                     Will J. Hoekman

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

March 14, 1997

                                                     /s/ THOMAS C. HUTTON
                                                     ---------------------------
                                                     Thomas C. Hutton

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ CHARLES H. ERHART, JR.
                                                     ---------------------------
                                                     Charles H. Erhart, Jr.

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ NEAL GILLIATT
                                                     ---------------------------
                                                     Neal Gilliatt

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

March 11, 1997

                                                     /s/ CHARLES O. LANE
                                                     ---------------------------
                                                     Charles O. Lane

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ D. WALTER ROBBINS, JR.
                                                     ---------------------------
                                                     D. Walter Robbins, Jr.

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ KENNETH F. VUYLSTEKE
                                                     ---------------------------
                                                     Kenneth F. Vuylsteke

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 9, 1997

                                                     /s/ SANDRA E. LANEY
                                                     ---------------------------
                                                     Sandra E. Laney

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 11, 1997

                                                     /s/ W. DWIGHT JACKSON
                                                     ---------------------------
                                                     W. Dwight Jackson

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 10, 1997

                                                     /s/ KEVIN J. MCNAMARA
                                                     ---------------------------
                                                     Kevin J. McNamara

                               POWER OF ATTORNEY

     The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date: March 11, 1997

                                                     /s/ TIMOTHY S. O'TOOLE
                                                     ---------------------------
                                                     Timothy S. O'Toole

                        NATIONAL SANITARY SUPPLY COMPANY

                        INDEX TO FINANCIAL STATEMENTS AND
                          FINANCIAL STATEMENT SCHEDULES

                               1994, 1995 AND 1996


                                                                             Page(s)
National Sanitary Supply Company Financial
Statements and Financial Statement Schedules

Report of Independent Accountants ............................................. 9*
Consolidated Balance Sheet ....................................................10*
Consolidated Statement of Income ..............................................11*
Consolidated Statement of Cash Flow ...........................................12*
Consolidated Statement of Stockholders' Equity ................................13*
Notes to Consolidated Financial Statements ....................................14-19*
Report of Independent Accountants on Financial Statement
 Schedules ....................................................................S-2
Schedule VIII - Valuation and Qualifying Accounts & Reserves ..................S-3


*Indicates page numbers in the National Sanitary Supply Company l996 Annual Report to Stockholders.

----------
The financial statements of National Sanitary Supply Company listed above, appearing in the accompanying l996 Annual Report to Stockholders, are incorporated herein by reference. The financial statement schedules should be read in conjunction with the financial statements listed above. Schedules not included have been omitted because they are not applicable or the required information is shown in the financial statements or notes thereto as listed above.

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                          FINANCIAL STATEMENT SCHEDULE

The Board of Directors of
National Sanitary Supply Company

         Our audits of the consolidated financial statements referred to in our report dated February 4, 1997 appearing on page 9 of the l996 Annual Report to Stockholders of National Sanitary Supply Company (which report and consolidated financial statements are incorporated by reference in this Annual Report on Form 10-K) also included an audit of the Financial Statement Schedule listed in Item 14 of this Form 10-K. In our opinion, this Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.

/s/ PRICE WATERHOUSE LPP
------------------------
PRICE WATERHOUSE

Cincinnati, Ohio
February 4, 1997

                        NATIONAL SANITARY SUPPLY COMPANY
                 VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
                                 SCHEDULE VIII
                             (thousands of dollars)

      Column A                 Column B               Column C            Column D       Column E
---------------------------------------------------------------------------------------------------
                                                      Additions
                                              -------------------------
                                              Charged to    Charged to
                               Balance at     Costs and        Other                       Balance
        Name                   Beginning       Expenses    Accounts (a)  Deductions (b)    at End
---------------------------------------------------------------------------------------------------
Allowance for Doubtful
notes and accounts
receivable (deducted from
related asset account)
 year ended:
  December 31, 1996              $1,458           $791           --          $1,178          $1,071
  December 31, 1995               1,428          1,145           --           1,115           1,458
  December 31, 1994               1,290            970           --             832           1,428
----------------------------------------------------------------------------------------------------

(a) Relates to companies acquired.

(b) Accounts and notes written off.